UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 14, 2009
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Date of Report
(Date of Earliest Event Reported)

IMAGING DIAGNOSTIC SYSTEMS, INC.
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(Exact name of registrant as specified in its charter)

Florida	0-26028	22-2671269

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

5307 NW 35th TERRACE
FORT LAUDERDALE, FL 33309
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(Address of principal executive offices)

(954) 581-9800
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(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 240.13e-4(c))

Item 8.01	Other Events

We are filing this Current Report on Form 8-K to reflect a change in our filing status from an accelerated filer to a non-accelerated filer.  As of the end of the second quarter of our fiscal year ended June 30, 2009, the aggregate worldwide market value of our stock held by non-affiliates was less than $50 million.  Consequently, we elected to exit accelerated filer status at the end of the fiscal year and to file our annual report on Form 10-K for that year and subsequent periodic reports on a non-accelerated basis.  The filing deadline for our fiscal 2009 Form 10-K as a non-accelerated filer is September 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGING DIAGNOSTIC SYSTEMS, INC.

Date:  September 14, 2009

/s/ Allan L. Schwartz

By: Allan L. Schwartz
Executive Vice President and
Chief Financial Officer